Exhibit 24.1

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint each of Michael J. Hegarty, Monica C. Passick, and Anna M. Piacentini, with full power of substitution, his true and lawful attorney-in-fact and agent to execute in his name (whether on behalf of FLUSHING FINANCIAL CORPORATION (the "Company") or as an officer or director of the Company) the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to 600,000 shares of the Company's common stock and related stock purchase rights issuable under the Company's 1996 Stock Option Incentive Plan, as amended, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney and his substitutes shall have and may exercise all powers to act hereunder. Each of the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of this 21st day of October, 2003.



/s/ Michael J. Hegarty                    /s/ John J. McCabe
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Michael J. Hegarty                        John J. McCabe


/s/ Gerard P. Tully, Sr.                  /s/ John O. Mead
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Gerard P. Tully, Sr.                      John O. Mead


/s/ John R. Buran                         /s/ Vincent F. Nicolosi
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John R. Buran                             Vincent F. Nicolosi


/s/ Monica C. Passick                     /s/ Franklin F. Regan, Jr.
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Monica C. Passick                         Franklin F. Regan, Jr.


/s/ James D. Bennett                      /s/ John E. Roe, Sr.
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James D. Bennett                          John E. Roe, Sr.


/s/ Louis C. Grassi                       /s/ Michael J. Russo
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Louis C. Grassi                           Michael J. Russo